UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 11, 2023
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On September 12, 2023, members of CVS Health Corporation’s (“CVS Health,” the “Company,” “we” or “our”) senior management team will meet with investors and will participate in a webcast at 8:50 a.m. (Eastern Time). During the meetings and webcast, the senior management team will reaffirm the Company’s previously announced full year 2023 GAAP diluted earnings per share (“EPS”) guidance range of $6.53 to $6.75, its full year 2023 Adjusted EPS guidance range of $8.50 to $8.70 and its full year 2023 cash flow from operations guidance range of $12.5 billion to $13.5 billion.

An audio webcast of the presentation will be broadcast simultaneously for all interested parties through the Investor Relations portion of the CVS Health website at http://investors.cvshealth.com. The accompanying presentation materials are available on the website and will be archived for one year along with a replay of the webcast.

Non-GAAP Financial Measures
This Current Report on Form 8-K includes projected Adjusted EPS, a non-GAAP financial measure that the Company uses to describe its performance. The Company uses non-GAAP financial measures to analyze underlying business performance and trends. The Company believes that providing non-GAAP financial measures enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. The most directly comparable GAAP measure is projected GAAP diluted EPS.

Projected GAAP diluted EPS and projected Adjusted EPS, respectively, are calculated by dividing projected net income attributable to CVS Health and projected adjusted income attributable to CVS Health, respectively, by the Company’s projected weighted average diluted shares outstanding. The Company defines adjusted income attributable to CVS Health as net income attributable to CVS Health (GAAP measure) excluding the impact of amortization of intangible assets, net realized capital gains or losses and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, such as acquisition-related transaction and integration costs, restructuring charges, office real estate optimization charges, losses on assets held for sale and the corresponding income tax benefit or expense related to the items excluded from adjusted income attributable to CVS Health.

The following are reconciliations of projected GAAP diluted EPS to projected Adjusted EPS:

Reconciliation of Projected 2023 Adjusted EPS

	Year Ending December 31, 2023
	Low		High
In millions, except per share amounts	Total Company	Per Common Share	Total Company	Per Common Share
Net income attributable to CVS Health (GAAP measure)	$8,437	$6.53	$8,733	$6.75
Non-GAAP adjustments:
Amortization of intangible assets	1,915	1.48	1,895	1.47
Net realized capital losses	203	0.16	203	0.16
Acquisition-related transaction and integration costs (1)	350	0.27	330	0.26
Restructuring charge (2)	496	0.38	496	0.38
Office real estate optimization charges (3)	70	0.05	60	0.05
Loss on assets held for sale (4)	349	0.27	349	0.27
Tax impact of non-GAAP adjustments (5)	(830)	(0.64)	(817)	(0.64)
Adjusted income attributable to CVS Health	$10,990	$8.50	$11,249	$8.70

Weighted average diluted shares outstanding		1,293		1,293
_____________________________________________
(1)The acquisition-related transaction and integration costs relate to the acquisitions of Signify Health, Inc. (“Signify Health”) and Oak Street Health, Inc. (“Oak Street Health”).
(2)The restructuring charge is primarily comprised of severance and employee-related costs and asset impairment charges. During the second quarter of 2023, the Company developed an enterprise-wide restructuring plan intended to streamline and simplify the organization, improve efficiency and reduce costs. In connection with the development of this plan and the recently completed acquisitions of Signify Health and Oak Street Health, the Company also conducted a strategic review of its various transformation initiatives and determined that it would terminate certain initiatives.
(3)The office real estate optimization charges primarily relate to the abandonment of leased real estate and the related right-of-use assets and property and equipment in connection with the planned reduction of corporate office real estate space in response to the Company’s new flexible work arrangement.
(4)The loss on assets held for sale relates to the Company’s long-term care (“LTC”) reporting unit within the Pharmacy & Consumer Wellness segment. During 2022, the Company determined that its LTC business was no longer a strategic asset and committed to a plan to sell it, at which time the LTC business met the criteria for held-for-sale accounting and its net assets were accounted for as assets held for sale. As of June 30, 2023, the net assets of the LTC business continued to meet the criteria for held-for-sale accounting and the carrying value of the LTC business reflected its estimated fair value less costs to sell. During the first quarter of 2023, a loss on assets held for sale was recorded to write down the carrying value of the LTC business to the Company’s best estimate of the ultimate selling price which reflects its estimated fair value less costs to sell.
(5)Represents the corresponding tax benefit or expense related to the items excluded from projected Adjusted EPS above. The nature of each non-GAAP adjustment is evaluated to determine whether a discrete adjustment should be made to the adjusted income tax provision.

Cautionary Statement Concerning Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation. Statements in this Current Report on Form 8-K that are forward-looking include CVS Health’s projected full year 2023 GAAP diluted EPS, Adjusted EPS, net income attributable to CVS Health, adjusted income attributable to CVS Health, as well as other financial information in this Current Report on Form 8-K, all of which are preliminary. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements due to the risks and uncertainties related to the impact of COVID-19 and CVS Health’s acquisitions of Signify Health and Oak Street Health, as well as additional risks and uncertainties as described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023 and June 30, 2023 and our Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. CVS Health’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date:	September 11, 2023	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer